Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 27, 2009								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-09	3Q-09	4Q-09
										A	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein. This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified. The average dayrate over the term of the contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (5)
										E	E	E
Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Shell	6/28/2009	09/27/2009	604-606		18
				US GOM	Shell	9/28/2009	11/11/2009	244-246
				US GOM	Noble Energy	11/12/2009	11/11/2011	604-606

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko	4/25/2008	3/08/2011	439-441

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/02/2009	3/01/2011	504-506

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Marathon	2/17/2009	2/16/2010	481-483	Operator has indicated that they expect to extend the contract up to +/- 120 days.	9

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/23/2008	6/24/2010	269-271
				US GOM	LLOG	6/25/2010	6/24/2011	334-336

U.S. Gulf of Mexico Submersibles (2)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Mariner	3/14/2009	9/13/2009	67-69

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	Shipyard	6/10/2009		-	Cold Stacked.	57	34	92

Mexico Semisubmersible (1) (c)

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485			2

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/18/2009	6/17/2010	121-123
This contract commenced 6/18/2008. This contract reprices every three months based on an index of jackup rates in seven international regions. On 6/18/2009, the contract repriced at a new dayrate of $121k-$123k. The next date on which the contract is expected to reprice is 9/18/2009.

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179		16

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (f)	Bay of Campeche	Pemex	3/06/2009	4/23/2010	167-169

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/20/2010	170-172				10

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/18/2009	1/31/2010	122-124
This contract commenced 6/18/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. On 6/18/2009, the contract repriced at a new dayrate of $122k-$124k. The next date on which the contract is expected to reprice is 9/18/2009.

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	4/13/2009	7/12/2009	121-123	This contract commenced 7/13/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. During the period from 4/13/2009 until 7/12/2009, the rate was fixed at a dayrate of $121k-$123k.			21
				Bay of Campeche	Pemex	7/13/2009	8/25/2010	104-106	On 7/13/2009, the contract repriced at a new dayrate of $104k-$106k. The next date on which the contract is expected to reprice is 10/13/2009.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	5/07/2009	08/06/2009	132-134	This contract commenced 8/07/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. During the period of 5/07/2009 until 8/06/2009, the rate was fixed at a dayrate of $132k-$134k.	1
				Bay of Campeche	Pemex	08/07/2009	12/06/2011	108-110	On 8/07/2009, the contract repriced at a new dayrate of $108k -110k. The next date on which the contract is expected to reprice is 11/07/2009.

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Bay of Campeche	Pemex	3/02/2009	9/01/2009	154-156	This 731 day contract is fixed at a dayrate of $154k-$156k until 9/01/2009, after which the contract reprices every three months based on an index of jackup rates in seven international regions.
				Bay of Campeche	Pemex	9/02/2009	3/02/2011	108-110	On 9/02/2009, the contract will reprice at a new dayrate of $108k-$110k. The next date on which the contract is expected to reprice is 12/02/2009.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 27, 2009								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-09	3Q-09	4Q-09
										A	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein. This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified. The average dayrate over the term of the contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

Brazil Semisubmersibles (3) (c )
Noble Dave Beard - Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Customs/testing	Shipyard	3/29/2009	12/31/2009	-
We have reached an agreement with Petrobras regarding late delivery penalties on the unit. Under the terms of the agreement, Noble will provide additional capital equipment on the unit for Petrobras’ use. In exchange, the delivery date for the unit has been reset to October 24, 2009. Since the unit is expected to begin work under the contract at the end of 2009, the Company may still incur a penalty. Also, Petrobras retains a right to cancel the contract if the rig is not delivered by January 22, 2010. Installing thrusters, commissioning dynamic positioning and drilling systems.

				Brazil	Petrobras	1/01/2010	12/31/2014	219-221	Eligible for a maximum 15% bonus.

Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	9,200'-DP	Brazil	Shipyard	6/04/2009	7/15/2009	-	Regulatory inspection.	15
				Brazil	Petrobras	7/16/2009	11/03/2009	163-165	Eligible for a maximum 20% performance bonus.
				Brazil	Petrobras	11/04/2009	11/03/2014	427-429	Eligible for a maximum 15% performance bonus. Petrobras has an option to convert this to a 6-year term at $416k/day plus a maximum 18% performance bonus; option must be exercised by 11/01/2009.

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Eligible for a maximum 10% performance bonus.

Brazil Drillships (3) (c )
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	6/08/2009	3/14/2010	136-138	Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	3/15/2010	11/29/2011	346-348	Eligible for a maximum of 15% performance bonus.	9
				Brazil	Petrobras	11/30/2011	4/28/2012	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	4/29/2012	8/12/2016	346-348	Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	6/27/2009	10/30/2010	300-302	Eligible for a maximum of 15% performance bonus.	8
				Brazil	Petrobras	10/31/2010	3/30/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	3/31/2011	1/23/2016	300-302	Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	5/21/2009	6/29/2011	289-291	Eligible for a maximum of 15% performance bonus.	1
				Brazil	Petrobras	6/30/2011	11/27/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	11/28/2011	8/14/2015	289-291	Eligible for a maximum of 15% performance bonus.

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Venture	6/30/2009	6/30/2010	379-381	Plus a six month priced option at a dayrate of $380k to be declared before 12/31/2009.

North Sea/Mediterranean Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	7,200	Malta/Libya	ExxonMobil	4/18/2009	4/17/2012	536-538	Uplift in dayrate for operations in Libya from contract dayrate of $505k-$507k per day included.	6

North Sea Jackups (9)
Noble Hans Deul	F&G JU-2000E	2008	400'-IC	Netherlands	Shell	2/06/2009	2/05/2011	127-129		5

Noble Scott Marks	F&G JU-2000E	2009	400'-IC	In-transit/ Rotterdam	Venture	6/25/2009	9/06/2009	44-46	The Noble Scott Marks arrived in Rotterdam 8/19/2009 for final outfitting.
				North Sea	Venture	9/07/2009	9/06/2011	212-214	Dayrate includes cost escalation adjustments.

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Venture	9/15/2008	9/14/2009	197-199			4
				United Kingdom	Venture	9/15/2009	9/14/2010	211-213

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	10/08/2008	10/07/2009	207-209

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	9/04/2008	8/11/2009	209-211
				Denmark (Esbjerg)	Shipyard	8/12/2009	9/30/2009	-	Upgrades and repairs	15	34

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall	3/02/2009	8/01/2009	219-221
				Netherlands	Cirrus Energy	8/02/2009	10/01/2009	219-221

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2009	8/23/2009	211-213
				Netherlands	Gaz de France	8/24/2009	5/10/2010	151-153	Three well extention; estimated time to complete all three wells is +/-260 days.
				Netherlands	Gaz de France	5/11/2010	10/07/2010	108-110	Two well extention; estimated time to complete wells is +/- 150 days.

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2009	12/31/2009	211-213

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/01/2009	12/31/2009	219-221
				Netherlands	Wintershall	1/01/2010	12/31/2010	117-119
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 27, 2009								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-09	3Q-09	4Q-09
										A	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein. This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified. The average dayrate over the term of the contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2009	3/27/2010	182-184

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Cameroon	Shipyard	5/19/2009	10/31/2009	-	Available.	57

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2008	7/02/2009	172-174
				Nigeria	ExxonMobil	7/03/2009	1/31/2010	114-116	Contract is subject to a 30-day notice of cancellation by either party.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Cameroon	Shipyard	5/19/2009		-	Available.	57

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	3/11/2009		-	Available.	57

Arabian Gulf Jackups (14) (c )
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	2/02/2010	104-106

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	6/19/2009	4/15/2010	59-61
					RasGas - Options	4/16/2010	TBA	65-73
Exercised one well @ $65k-$67k (1st of nine option wells). Remaining options but not yet exercised: Eight wells @ $65k-$67k/day and nine wells @ $71k-$73k/day. Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	6/08/2009	3/31/2010	162-164	Received contract customer projects length is +/- 10 months, however, contract is subject to a 90-day notice of cancellation or extension.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Hamriyah)	Shipyard	4/30/2009	8/10/2009	-	Available.
				Qatar	Maersk Oil Qatar	8/11/2009	8/10/2010	51-53	Rig substitution for Noble David Tinsley contract; rig to serve as an accommodation. Contract is for a minimum of eight months firm and is subject to a four month cancellation notice.	41

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	4/05/2009	4/04/2010	84-86	Contract is subject to a 60-day notice of cancellation.

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2007	10/11/2009	#	Rate withheld at request of operator.
				UAE (Dubai)	Dubai Petroleum	10/12/2009	10/12/2011	#	Received Letter of Intent. Rate withheld at request of operator.

Noble Roy Rhodes	MLT Class 116-C	1979	300’-IC (g)	UAE (Sharjah)	Shipyard	4/16/2009	10/01/2009	-	Upgrades and regulatory inspection.	57	35

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	5/14/2009		-	Available.	57

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	5/09/2009	7/13/2010	-	Estimated timing for leg repair/replacement.	57	35	92

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Maersk Oil Qatar	5/21/2009	2/19/2010	47-49	Received Contract for rig to serve as an accommodation. Contract is for a minimum of six months firm and is subject to a three month cancellation notice.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	UAE (Hamriyah)	Shipyard	6/16/2009	7/27/2009	-		27
				Qatar	RasGas	7/28/2009	10/06/2009	47-49	Received contract for rig to serve as an accommodation.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2007	11/11/2009	162-163				50

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	UAE (Sharjah)	Shipyard	10/21/2008		-	Available.	57
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - August 27, 2009 .										Approximate actual and estimated unpaid down time days *
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	3Q-09	3Q-09	4Q-09
											A	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein. This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified. The average dayrate over the term of the contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

India Jackups (3) (c, d)
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	9/30/2009	82-83	Rig bareboat chartered to Jindal which is contracted with ONGC.			31

	Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	India	Jindal/ONGC	1/05/2009	1/04/2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which is contracted with ONGC.

Far East Semisubmersibles (2)

	Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		9/30/2009	-
					In-transit & acceptance testing	Shell	10/01/2009	1/31/2010	424-426
We have reached an agreement with Shell that modifies our contract such that the unit must be delivered from the shipyard by January 1, 2010 or the customer has the right to terminate the contract. There are no changes to the financial terms of the contract. The rig is expected to experience approximately 21 days of downtime in 1Q 2010 for contract preparation.

					US GOM	Shell	2/01/2010	10/31/2013	446-448

	Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		4/30/2010	-
					In-transit & acceptance testing	Marathon	5/01/2010	8/14/2010	-	Lump sum fee will offset mobilization costs. The drilling contract for the Noble Jim Day contains a termination right in the event the rig is not ready to commence operations by December 31, 2010.
					US GOM	Marathon	8/15/2010	8/14/2014	514-516

Far East Drillship (1)
	Globetrotter - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		9/30/2011	-
					In-transit & acceptance testing	TBA	10/01/2011	12/31/2011
					TBA	TBA	1/01/2012	TBA	TBA	Available.

											627	144	296
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.										2009 Total (includes: shipyard, stacked, and downtime days.)		2760
(c)
In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.
(g)	Rig is currently equipped to operate in 250' of water.

*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# =	Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.